Exhibit 99.1

Square, Inc. Announces Plans to Acquire Afterpay, Strengthening and Enabling Further

Integration Between its Seller and Cash App Ecosystems

Brings together two of the fastest growing global fintech companies to advance shared mission of economic empowerment and financial inclusion

SAN FRANCISCO and MELBOURNE, AUSTRALIA – August 1, 2021 (PDT) – Square, Inc. (NYSE: SQ) and Afterpay Limited (ASX: APT) today announced that they have entered into a Scheme Implementation Deed under which Square has agreed to acquire all of the issued shares in Afterpay by way of a recommended court-approved Scheme of Arrangement. The transaction has an implied value of approximately US$29 billion (A$39 billion) based on the closing price of Square common stock on July 30, 2021, and is expected to be paid in all stock. The acquisition aims to enable the companies to better deliver compelling financial products and services that expand access to more consumers and drive incremental revenue for merchants of all sizes. The closing of the transaction is expected in the first quarter of calendar year 2022, subject to the satisfaction of certain closing conditions outlined below.

“Square and Afterpay have a shared purpose. We built our business to make the financial system more fair, accessible, and inclusive, and Afterpay has built a trusted brand aligned with those principles,” said Jack Dorsey, Co-Founder and CEO of Square. “Together, we can better connect our Cash App and Seller ecosystems to deliver even more compelling products and services for merchants and consumers, putting the power back in their hands.”

Afterpay, the pioneering global ‘buy now, pay later’ (BNPL) platform, will accelerate Square’s strategic priorities for its Seller and Cash App ecosystems. Square plans to integrate Afterpay into its existing Seller and Cash App business units, enable even the smallest of merchants to offer BNPL at checkout, give Afterpay consumers the ability to manage their installment payments directly in Cash App, and give Cash App customers the ability to discover merchants and BNPL offers directly within the app.

“Buy now, pay later has been a powerful growth tool for sellers globally,” said Alyssa Henry, Lead of Square’s Seller business. “We are thrilled to not only add this product to our Seller ecosystem, but to do it with a trusted and innovative team.”

“The addition of Afterpay to Cash App will strengthen our growing networks of consumers around the world, while supporting consumers with flexible, responsible payment options,” said Brian Grassadonia, Lead of Square’s Cash App business. “Afterpay will help deepen and reinforce the connections between our Cash App and Seller ecosystems, and accelerate our ability to offer a rich suite of commerce capabilities to Cash App customers.”

Afterpay is an industry leader with a best-in-class product and strong cultural alignment with Square. As of June 30, 2021, Afterpay serves more than 16 million consumers and nearly 100,000 merchants globally, including major retailers across key verticals such as fashion, homewares, beauty, sporting goods and more. Afterpay empowers consumers to access the things they want and need, while allowing them to maintain financial wellness and control. Afterpay also assists merchants in growing their businesses by helping to drive repeat purchases, increase average transaction sizes, and provide their buyers with the ability to pay over time. Afterpay is deeply committed to helping people spend responsibly without incurring service fees for those who pay on time, interest, or revolving debt, and supports consumers in a number of countries across APAC, North America and Europe (including under its Clearpay brand).

“By combining with Square, we will further accelerate our growth in the U.S. and globally, offer access to a new category of in-person merchants, and provide a broader platform of new and valuable capabilities and services to our merchants and consumers. We are fully aligned with Square’s purpose and, together, we hope to continue redefining financial wellness and responsible spending for our customers,” said Anthony Eisen and Nick Molnar, Afterpay Co-Founders and Co-CEOs. “The transaction marks an important recognition of the Australian technology sector as homegrown innovation continues to be shared more broadly throughout the world. It also provides our shareholders with the opportunity to be a part of future growth of an innovative company aligned with our vision.”

For Square, BNPL presents an attractive opportunity supported by shifting consumer preferences away from traditional credit, especially among younger consumers, consistent demand from merchants for new ways to grow their sales, and the global growth in omnichannel commerce. Combined, Square and Afterpay’s complementary businesses present an opportunity to drive growth across multiple strategic levers, including:

•

Enhance both the Seller and Cash App ecosystems. Afterpay’s global merchant base will accelerate Square’s growth with larger sellers and expansion into new geographies, while helping to drive further acquisition of new Square sellers. Afterpay will expand Cash App’s growing product offering, enable customers to manage their repayments, and help customers discover new merchants when the Afterpay App is integrated into Cash App.

•

Bring added value, differentiation, and scale to Afterpay. Afterpay will benefit from Square’s large and growing customer base of more than 70 million annual transacting active Cash App customers and millions of sellers, which will expand Afterpay’s reach and growth both online and in-person. Afterpay consumers will receive the benefits of Cash App’s financial tools, including money transfer, stock and Bitcoin purchases, Cash Boost, and more.

•

Drive long-term growth with meaningful revenue synergy opportunities. Square believes Afterpay will be accretive to gross profit growth with a modest decrease in Adjusted EBITDA margins expected in the first year after completion of the transaction. Square sees an opportunity to invest behind Afterpay’s strong unit economics as well as attractive growth synergies, including the opportunity to introduce offerings and drive incremental growth for sellers and increased engagement for Cash App customers.

Afterpay’s Co-Founders and Co-CEOs will join Square upon completion of the transaction and help lead Afterpay’s respective merchant and consumer businesses, as part of Square’s Seller and Cash App ecosystems. Square will appoint one Afterpay director as a member of the Square Board following closing.

Investor Presentation

The companies have published a presentation to provide an overview of the transaction, available on Square’s Investor Relations website, investors.squareup.com, and Afterpay’s Corporate website at corporate.afterpay.com.

Second Quarter 2021 Financial Results

In a separate press release issued today, Square announced its financial results for the second quarter of 2021, which is available on Square’s Investor Relations website, investors.squareup.com.

Conference Call and Webcast

Square will conduct a conference call tomorrow jointly with Afterpay, August 2, 2021 at 5:00 a.m. Pacific Time/8:00 a.m. Eastern Time/10:00 p.m. Australian Eastern Standard Time to discuss this announcement, as well as Square’s financial results for the second quarter of 2021. Access to a live audio webcast will be available on its Investor Relations website, investors.squareup.com. An archive of the webcast will be available on the website after the call.

Transaction Terms

Under the terms of the Scheme Implementation Deed, which has been approved by the members of the Boards of Directors of both Square and Afterpay, Afterpay shareholders will receive a fixed exchange ratio of 0.375 shares of Square Class A common stock for each Afterpay ordinary share they hold on the record date. Square may elect to pay 1% of total consideration in cash.

Square has agreed to establish a secondary listing on the Australian Securities Exchange (ASX) to allow Afterpay shareholders to trade Square shares via CHESS Depositary Interests (CDIs) on the ASX. Afterpay shareholders will be able to elect whether to receive the scheme consideration in NYSE listed Square Class A common stock or CDIs. The CDIs listed on the ASX are expected to be eligible for S&P index inclusion in Australia.

Based on Square’s closing price of US$247.26 on July 30, 2021, this represents an implied transaction price of approximately A$126.21 per Afterpay share, a premium of approximately 30.6% to Afterpay’s latest closing price of A$96.66. This represents an approximate 21.9% premium over the 10-day volume weighted average Afterpay share price, and an approximate 10.5% premium over the 30-day volume weighted average Afterpay share price, each as of July 30, 2021. Following completion of the transaction, Afterpay shareholders are expected to own approximately 18.5% of the combined company on a fully diluted basis.

The transaction is subject to conditions precedent as is customary for transactions of this nature, including, among other things, receipt of required regulatory approvals and the approval of shareholders of both companies.

Advisors

Morgan Stanley & Co. LLC is serving as financial advisor to Square and Wachtell, Lipton, Rosen & Katz and King & Wood Mallesons are serving as its legal advisors. Goldman Sachs and Qatalyst Partners are serving as financial advisors to Afterpay, Highbury Partnership is serving as financial advisor to Afterpay’s Board and Gilbert + Tobin and Cravath, Swaine & Moore LLP are serving as Afterpay’s legal advisors.

About Square, Inc.

Square, Inc. (NYSE: SQ) builds tools to empower businesses and individuals to participate in the economy. Sellers use Square to reach buyers online and in person, manage their business, and access financing. Individuals use Cash App to spend, send, store, and invest money. And TIDAL is a global music and entertainment platform that expands Square’s purpose of economic empowerment to artists. Square, Inc. has offices in the United States, Canada, Japan, Australia, Ireland, Spain, Norway, and the UK.

About Afterpay Limited

Afterpay Limited (ASX: APT) is transforming the way we pay by allowing customers to receive products immediately and pay for their purchases over four installments, always interest-free. The service is completely free for customers who pay on time—helping people spend responsibly without incurring interest, fees or revolving debt. As of June 30, 2021, Afterpay is offered by nearly 100,000 of the world’s favourite retailers and has more than 16.2 million customers.

Afterpay is currently available in Australia, United States, Canada, New Zealand, and in the United Kingdom, France, Italy and Spain, where it is known as Clearpay. Afterpay is on a mission to power an economy in which everyone wins.

Contacts

Square, Inc.

Media Contact

press@squareup.com

Investor Relations Contact

ir@squareup.com

Afterpay

Media Contact

media@Afterpay.com

Investor Relations Contact

investor.relations@Afterpay.com

Additional Information and Where to Find It

In connection with the proposed transaction, Square, Inc. (“Square”) intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay Limited (“Afterpay”) will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, Afterpay, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the Australian Securities Exchange (“ASX”) announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com.

Participants in the Solicitation

Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7,

2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (“Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this communication include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; and expectations around the financial impact of the transaction on Square’s financials.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions, including shareholder approvals; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.